UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 9, 2003

GUSANA EXPLORATIONS INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-72802
(Commission File Number)

98-0352633
(IRS Employer Identification No.)

#244 - 2906 West Broadway Street, Vancouver, BC, Canada, V6K 1G8
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (604) 833-3903

Item 4. Changes in Registrant's Certifying Accountant.

Davidson & Company (the "Former Accountant") has been dismissed as principal independent accountant of Gusana Explorations Inc. (the "Company") on April 10, 2003. The Company has engaged Malone & Bailey, PLLC, as its principal independent accountant effective April 10, 2003. The decision to change principal independent accountant has been approved by the Company's Board of Directors.

The Former Account's report dated November 29, 2002 on the Company's balance sheets as at August 31, 2002 and 2001 and the related statements of operations, stockholders' equity (deficiency) and cash flows for the year ended August 31, 2002, the period from incorporation on April 25, 2001 to August 31, 2001 and the period from incorporation on April 25, 2001 to August 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it clarified or modified as to uncertainty, audit scope, or accounting principles, except as indicated in a paragraph stating that "the accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has no established source of revenue. This raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

There were no disagreements with the Former Accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the Former Accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. Furthermore, the Former Accountant did not advise the Corporation that internal controls necessary to develop reliable financial statements did not exist, that information had come to the attention of the Former Accountant which made the Former Accountant unwilling to rely on management's representations (or unwilling to be associated with the financial statements prepared by management), or that the scope of the audit should be expanded significantly, or information had come to the Former Accountant's attention that the Former Accountant had concluded would, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report).

The decision to change accountants was based solely on a decision by the Company's Board of Directors to attempt to minimize costs to the Company by using an independent accounting firm located in the United States rather than in Canada.

The Company provided the Former Accountant with a copy of this Current Report on Form 8-K/A prior to its filing with the SEC, and requested that the Former Accountant furnish the Company with a letter addressed to the SEC stating whether the Former Accountant agrees with the statements made in this Current Report on Form 8-K/A, and if not, stating the aspects with which the Former Accountant does not agree. A copy of the letter provided by the Former Accountant, dated April 22, 2003, is attached to this Form 8-K/A as an exhibit.

The Company has engaged the firm of Malone & Bailey, PLLC as of April 10, 2003. Malone & Bailey, PLLC was not consulted at any time prior to its engagement on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

Item 7. Exhibits.

(16) Letter re: change in certifying accountant

Letter from Davidson & Company to the Securities and Exchange Commission, dated April 22, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUSANA EXPLORATIONS INC.

/s/ Andrew Stewart
__________________________________
Andrew Stewart, President and Director

Date: April 22, 2003.